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                          MONTHLY SERVICERS CERTIFICATE				        EXHIBIT 99
                           SERVICER:  NATIONSBANK, N.A.
                          NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995
  (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers");
  NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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Collection Period		                                              						Apr-96
Determination Date								                                             5/8/96
Deposit Date								                                                 	5/11/96
Distribution Date						                                             		5/15/96
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Pool Balance on the close of the last day  of the preceding
 Collection Period		                                        $		876,509,284.93
Less:	Principal Collections				                                	38,830,893.61
	Purchase Amount allocable to Principal				                              0.00
	 Realized Losses 								                                         832,410.33
                                                             -----------------
 Pool Balance on the close of the last day of the Collection
  Period                                                 						836,845,980.99
                                                             =================
Original Pool Balance							                                 1,066,816,806.33
Pool Factor										                                                78.44327%
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Class A Certificate Balance
	Beginning Class A Certificate Balance                      			850,214,006.38
	Class A Principal Distribution to Class A Distribution
  Account			                                            		      38,473,404.82
                                                             -----------------
	Ending Class A Certificate Balance                        				811,740,601.56
Original Class A Certificate Balance				                     1,034,812,302.14
 Class A Pool Factor 				                                            78.44327%

Class B Certificate Balance
	Beginning Class B Certificate Balance                       			26,295,278.55
	Class B Principal Distribution to Class B Distribution
  Account                                                      	 1,189,899.12
                                                                --------------
	Ending Class B Certificate Balance		                          	25,105,379.43
Original Class B Certificate Balance				                        32,004,504.19
 Class B Pool Factor 						                                         	78.44327%

Class A Pass-Through Rate	                                        					5.8500%
Class B Pass-Through Rate				                                        		6.0000%

Class A Percentage                                            								97.0000%
Class B Percentage							                                             	3.0000%
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Available Interest
	Collections and Liquidation Proceeds allocable to interest						7,638,093.67
	Recoveries								                                                105,493.96
	Purchase Amount allocable to Interest			                               	0.00
                                                                --------------
		Total Interest Collections				                                 7,743,587.63
	Advances for the related Distribution Date			                   1,077,416.98
	Less:  Outstanding Advances to be reimbursed			                 1,071,819.87
                                                                --------------
		Total Available Interest					                                  7,749,184.74

Available Principal
	Collections and Liquidation Proceeds allocable to Principal				38,830,893.61
	Purchase Amount allocable to Principal			                              	0.00
                                                                --------------
		Total Available Principal				                                 38,830,893.61


Deposit to Certificate Account
	Available Interest		                                       					7,749,184.74
	Available Principal						                                     	38,830,893.61
	Withdrawal from Reserve Account				                                    	0.00
	Less:  Basic Servicing Fee to be withheld from Collections		  				730,424.40
                                                                --------------
		Net Deposit to Certificate Account			                         45,849,653.95

Class A Interest Distribution
	Class A Monthly Interest	                                   				4,144,793.28
	Class A Interest Carryover Shortfall			                                	0.00
                                                                --------------
		Total								                                                  4,144,793.28

Class B Interest Distribution
	Class B Monthly Interest	                                    					131,476.39
	Class B Interest Carryover Shortfall			                                	0.00
                                                                --------------
		Total							                                                    	131,476.39

Class A Principal Distribution
	Class A Monthly Principal	                                 				38,473,404.82
	Class A Principal Carryover Shortfall from the preceding
  Distribution Date		                                                 			0.00
                                                                --------------
		Total							                                                 	38,473,404.82

Class B Principal Distribution
	Class B Monthly Principal                                  					1,189,899.12
	Class B Principal Carryover Shortfall from the preceding
  Distribution Date	                                                 				0.00
                                                                --------------
		Total				                                                  				1,189,899.12

Basic Servicing Fee (inc. unpaid amount from prior periods)								730,424.40
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Distributions to the extent of Available Interest and Available
Reserve Amount (and Class B Percentage of Available Principal
with respect to Class A Interest Distribution)
	Unpaid Basic Servicing Fee to Servicer		                         	730,424.40
	Class A Interest Distribution to Class A Distribution Account			4,144,793.28
	Class B Interest Distribution to Class B Distribution Account					131,476.39

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
	Class A Principal Distribution to Class A Distribution
  Account	                                                      38,473,404.82
	Class B Principal Distribution to Class B Distribution
  Account                                                  						1,189,899.12
	To Reserve Account up to Specified Reserve Account Balance		      						0.00
	Any Remaining Amounts to Sellers		                            		1,910,080.33

Specified Reserve Account Balance
	Greater of:
	(a) Reserve percentage applicable	                                  				4.00%
	      Pool Balance on last day of Collection Period times
        reserve percentage applicable                          	33,473,839.24
	(b) Lesser of: Deposit from Available Interest and Available
     Principal
		(i)  floor amount stated or                               				13,335,210.08
		(ii) Pool Balance on last day of Collection Period plus
       interest through Scheduled Distribution Date	     				1,187,144,676.09
	Specified Reserve Account Balance				                          33,473,839.24

Reserve Account
	Beginning Balance		                                       					35,060,371.40
	Deposit from Available Interest and Available
	  Principal								                                                    	0.00
	Investment Earnings						                                        	145,981.95
	Less:  Withdrawal from Reserve Account and
		    deposit to Certificate Account to cover:
		Accrued and unpaid Basic Servicing Fees			                             0.00
		Amounts to be distributed to Certificateholders'		                     0.00
		Reimb. to Servicer for Outstanding Advances associated
   with Defaulted Accounts										                                59,276.71
	Less: Withdrawal by Sellers of Excess of Reserve
		   Account Balance Over Specified Reserve Account Balance						1,527,255.45
	Less:  Withdrawal of Investment Earnings by Servicer            		145,981.95
                                                                --------------
	Ending Balance			                                              33,473,839.24
                                                                ==============

Available Reserve Account Balance		                          			33,473,839.24
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Realized Losses	                                            							832,410.33
Net Loss Ratio (annualized)
	For the cuNet Loss Ratio (annualized)
	For the current Collection Period                                  					1.02%
	For the preceding Collection Period		                                 		0.98%
	For the second preceding Collection Period		                           	0.83%
Average Net Loss Ratio (Specified Reserve Account Balance
increases if greater than 1.50%)	                                   					0.94%
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Delinquency Analysis
	Number of Loans
		   30 to 59 days past due                                          					982
		   60 to 89 days past due 			                                         		200
		   90 or more days past due 			                                       		186
                                                                --------------
		Total								                                                        	1,368

	Principal Balance
		   30 to 59 days past due                                 				11,024,455.37
		   60 to 89 days past due 				                                 2,286,353.07
		   90 or more days past due 		                                	2,211,940.03
                                                                --------------
		Total			                                                 					15,522,748.47

Delinquency Ratio
	For the current Collection Period	                                  				0.54%
	For the preceding Collection Period			                                 	0.55%
	For the second preceding Collection Period			                           0.52%
Average Delinquency Ratio (Specified Reserve Account Balance
increases if greater than 1.25%)                                     				0.54%
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Collateral Repossessed and Held by the Trust
	Number		                                                         								193
	Principal Balance							                                        2,219,317.64
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Weighted Average Computations
	Weighted Average Coupon		                                       				10.48960%
	Weighted Average Original Term			                                     	58.99
	Weighted Average Remaining Term			                                    	42.34
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